UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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Preliminary Information Statement

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Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

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Definitive Information Statement

CANFIELD MEDICAL SUPPLY, INC.

(Name of Registrant As Specified In Charter)

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No fee required.

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Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

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Title of each class of securities to which transaction applies:

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Aggregate number of securities to which transaction applies:

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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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THIS INFORMATION STATEMENT IS BEING PROVIDED TO

YOU BY THE BOARD OF DIRECTORS OF CANFIELD MEDICAL SUPPLY, INC.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

CANFIELD MEDICAL SUPPLY, INC.

4120 Boardman-Canfield Road

Canfield, Ohio 44406

(330) 533-1914

INFORMATION STATEMENT

(Preliminary)

November 30, 2016

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

GENERAL INFORMATION

To the Holders of Common Stock of Canfield Medical Supply, Inc. (the “Company”):

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the holders (the "Stockholders") of common stock, no par value per share (the "Common Stock"), of Canfield Medical Supply, Inc., a Colorado corporation (the "Company"), to notify the Stockholders that on April 12, 2016, the Company received a majority written consent in lieu of a meeting of the holders ("Majority Stockholders”), holding more than a majority of the total voting power of all issued and outstanding voting capital of the Company.   The Majority Stockholders authorized the following:

The execution and filing of Articles of Reinstatement with the Colorado Secretary of State after someone had fraudulently accessed the Corporation’s file on the Colorado Secretary of State’s website and changed the corporation’s name to Business Solutions Inc. in 2015 and then subsequently dissolved the Corporation.  The Majority Stockholder also authorized the filing of Articles of Amendment to change the Corporation’s name back to Canfield Medical Supply, Inc.

On April 12, 2016, the Board of Directors of the Company (the “Board”) approved, and recommended to the Majority Stockholders that they approve the Articles of Reinstatement and the Name Change.  On April 12, 2016, the Majority Stockholders approved the Name Change by written consent in lieu of a meeting, in accordance with Colorado law.  Accordingly, your consent is not required and is not being solicited in connection with the approval of the Actions.

We will mail the Notice of Stockholder Action by Written Consent to the Stockholders on or about December 1, 2016.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

The accompanying Information Statement is for information purposes only and explains the actions taken by written consent.  Please read the accompanying Information Statement carefully.

November 30, 2016	/s/ Michael J. West
Michael J. West
Chief Executive Officer

CANFIELD MEDICAL SUPPLY, INC.

4120 Boardman-Canfield Road

Canfield, Ohio 44406

(330) 533-1914

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE

SECURITIES EXCHANGE ACT OF 1934 AND REGULATION 14C THEREUNDER

This Information Statement is being sent by first class mail to all record and beneficial owners of the common stock, no par value per share of Canfield Medical Supply, Inc., a Colorado corporation, which we refer to herein as the “Company,” “we,” “our” or “us.”  The mailing date of this Information Statement is on or about December 1, 2016. The Information Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is being furnished, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to notify our stockholders of actions we are taking pursuant to written consents of a majority of our stockholders in lieu of a meeting of stockholders.

As of the date of this Information Statement, the authorized capital stock of the Company consisted of 100,000,000 shares of common stock, no par value per share, of which 10,527,200 shares are issued and outstanding and 5,000,000 shares of Preferred Stock, no par value, of which no shares have been issued.

NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS IS BEING SOLICITED

IN CONNECTION WITH THIS INFORMATION STATEMENT.  WE ARE NOT ASKING

YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

On April 12, 2016, Michael West, the Company’s CEO and a member of the board of directors, who beneficially owned an aggregate of 8,300,000 shares of common stock, or approximately 83% of the voting power of the common stock, consented in writing to reinstate our corporation and to change our corporate name back to Canfield Medical Supply, Inc.

Also on April 12, 2016, our board of directors approved the above action.  No other corporate actions to be taken by written consent were considered.

We are not aware of any substantial interest, direct or indirect, by security holders or otherwise, that is in opposition to matters of action being taken.  In addition, pursuant to the laws of Colorado, the actions to be taken by majority written consent in lieu of a special stockholders meeting do not create appraisal or dissenters’ rights.

Our board of directors determined to pursue stockholder action by majority written consent of those shares entitled to vote in an effort to reduce the costs and management time required to hold a special meeting of stockholders and to implement the above action in a timely manner.

Under Section 14(c) of the Exchange Act, actions taken by written consent without a meeting of stockholders cannot become effective until 20 days after the mailing date of this definitive Information Statement, or as soon thereafter as is practicable. We are not seeking written consent from any stockholders other than as set forth above and our other stockholders will not be given an opportunity to vote with respect to the actions taken. All necessary corporate approvals have been obtained, and this Information Statement is furnished solely for the purpose of advising stockholders of the actions taken by written consent and giving stockholders advance notice of the actions taken.

FORWARD-LOOKING INFORMATION

This Information Statement and other reports that we file with the SEC contain certain forward-looking statements relating to future events performance.  In some cases, you can identify forward-looking statements by terminology such as “may,” “will” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” or similar terms, variations of such terms or the negative of such terms.  These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including those risks discussed elsewhere herein.  Although forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment, actual results could differ materially from those anticipated in such statements.  Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

QUESTIONS AND ANSWERS

Q:  Why did I receive this Information Statement?

A:  A stockholder owning a majority of the voting power of our outstanding shares of common stock took action by written consent in lieu of a stockholders’ meeting.  Federal securities laws require that our other stockholders receive this Information Statement before the action can become effective.

Q:  What actions did the majority stockholder take?

A:  The stockholder executed a written consent on April 12, 2016 approving the Articles of Reinstatement and changing the name of the corporation back to Canfield Medical Supply, Inc.  Pursuant to SEC rules and regulations, these actions require notification to all of our stockholders.

Q:  What action do I need to take as a stockholder?

A:  You are not required to take any action.  The actions approved by written consent can take effect after 20 days from the date of mailing this Information Statement.

Q:  Am I entitled to dissenters’ rights?

A:  No. You are not entitled to dissenters’ rights in accordance with Colorado law in connection with the actions taken by written consent.

Q:  Where can I find more information about the Company?

A:  As required by law, we file annual, quarterly and current reports and other information with the SEC that contain additional information about our company.  You can inspect and copy these materials at the public reference facilities of the SEC’s Washington, D.C. office, 100 F Street, NE, Washington, D.C. 20549 and on its Internet site at http://www.sec.gov.

Q:  Who can help answer my questions?

A:  If you have questions about the Company after reading this Information Statement, please contact us in writing at our principal executive offices at 4120 Boardman-Canfield Road, Canfield, Ohio 44406

SUMMARY

This summary sets forth certain selected information contained in this Information Statement that may be important to you to better understand transactions referred to in this summary.  This summary also provides cross-references to the location in the Information Statement of the information summarized.

REINSTATEMENT AND NAME CHANGE

REASONS

During August 2014 a person from Pooler, Georgia who has no connection or relationship with the Corporation fraudulently accessed the Corporation’s file on the Colorado Secretary of State’s website, without any authorization from or knowledge of the Corporation or its registered agent and changed the registered agent to himself and then changed the address of the corporation to his address in Georgia.  Then in March 2015 he fraudulently changed the name of the Corporation from Canfield Medical Supply, Inc. to Business Solutions Inc. and in April 2015 he dissolved the corporation.  All of these actions were taken without any authority or knowledge of the Corporation or its registered agent.

The above actions were discovered by the Corporation in April 2016 and after contacting the Colorado Secretary of State, the Corporation was advised to file Articles of Reinstatement which would have the result that the existence of the Corporation would be deemed for all purposes to have continued without interruption as if the dissolution never occurred.  The Corporation was also advised that it would need to file Articles of Amendment to change its name back to Canfield Medical Supply, Inc. even though the name had been fraudulently changed to Business Solutions Inc.  Immediately after receiving approval from the Majority shareholder and the Board of Directors the Corporation filed the Articles of Reinstatement and the Articles of Amendment with the Colorado Secretary of State in order to prevent any further fraudulent activity related to the Corporation, but these actions will not be effective until 20 days after this Information Statement has been mailed to its shareholders.

The Corporation’s shares have not commenced trading on the OTC bulletin Board because the Corporation is in the process of completing its audits for the last 2 years so that it can file the delinquent Form 10-Q’s and 10-K’s.

ACTIONS TAKEN

The Board of Directors and the Majority Stockholder have approved the Articles of Reinstatement and an amendment to our Articles of Incorporation to change our name from Business Solutions, Inc. back to Canfield Medical Supply, Inc.  The Board of Directors has determined that the Articles of Reinstatement and the amendment to the Articles of Incorporation are advisable and in the best interests of us and our stockholders.

Articles of Reinstatement

Since Mr. Pooler fraudulently dissolved the Corporation, we were required by the Colorado Secretary of State to file Articles of Reinstatement to reinstate the corporation in good standing.  Under Colorado law, the existence of the Corporation is now deemed for all purposes to have continued without interruption as if the dissolution never occurred.

Amendment to Articles of Incorporation

In connection with the name change, we filed with the State of Colorado an amendment to our articles of incorporation to reflect the change of our corporate name from Business Solutions, Inc. back to Canfield Medical Supply, Inc.

No Dissenters’ Rights

Under Colorado Corporation Law, stockholders are not entitled to dissenters’ rights with respect to the Articles of Reinstatement and amendment to our articles of incorporation changing the name back to Canfield Medical Supply, Inc.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of April 12, 2016 of (i) each person known to us to beneficially own more than 10% of Common Stock, (ii) our directors, (iii) each named executive officer and (iv) all directors and named executive officers as a group.  As of April 12, 2016, there were a total of 10,527,200 shares of Common Stock outstanding.  Each share of common stock is entitled to one vote with respect to all matters to be acted on by the stockholders.  The column entitled “Approximate Percent Owned” shows the percentage of voting common stock beneficially owned by each listed party.

The number of shares beneficially owned is determined under the rules promulgated by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose.  Under those rules, beneficial ownership includes any shares as to which a person or entity has sole or shared voting power or investment power plus any shares which such person or entity has the right to acquire within sixty (60) days of April 12, 2016 through the exercise or conversion of any stock option, convertible security, warrant or other right.  Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with that person’s spouse) with respect to all shares of capital stock listed as owned by that person or entity.

Name and Address of Beneficial Owner	Beneficial Ownership	Approximate Percent Owned

Michael J. West 4120 Boardman-Canfield Road Canfield, OH 44406	8,300,000	78.8%

Stephen H. West 16325 East Dorado Avenue Centennial, CO 80015	300,000	2.8%

All Officers and Directors as a group (2 Persons)	8,600,000	81.7%

WHERE YOU CAN FIND MORE INFORMATION

We file periodic reports and other information with the SEC, which reports and other information are available for inspection at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549.  You may call the SEC at 1-800-SEC-0330 for information about these facilities. Copies of such information may be obtained by mail, upon payment of the SEC’s customary charges, by writing to the SEC at 100 F Street, N.E., Washington, D.C. 20549. The SEC also maintains a web site on the Internet at www.sec.gov that contains reports, proxy statements and other information about the Company that we file electronically with the SEC.

EFFECTIVE DATE

Pursuant to Rule 14c-2 under the Exchange Act, the above actions to effect the name change will not be effective until a date at least twenty (20) days after the date on which the definitive Information Statement has been mailed to the stockholders.  We anticipate that the actions contemplated hereby will be effected on or about December 20, 2016.

MISCELLANEOUS MATTERS

The entire cost of furnishing this Information Statement will be borne by the Company.  We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the common stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. The board of directors has fixed the close of business on April 12, 2016, as the record date for the determination of Stockholders who are entitled to receive this Information Statement.

This Information Statement is being mailed on or about December 1, 2016 to all stockholders of record as of the record date.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement that describes the purpose and effect of the above actions.  Your consent to the above action is not required and is not being solicited in connection with this action.  This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934, as amended.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

November 30, 2016

CANFIELD MEDICAL SUPPLY, INC.

/s/ Michael J. West

Michael J. West

Chief Executive Officer and Director